Summary Prospectus
May 1, 2025
SunAmerica Series Trust
SA AB Small & Mid Cap Value Portfolio
(Class 1, Class 2 and Class 3 Shares)
SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information, each dated May 1, 2025, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and to other mutual funds. This Summary Prospectus is not intended for use by other investors.
Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.corebridgefinancial.com/getprospectus. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@corebridgefinancial.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2	Class 3
Management Fees	0.92%	0.92%	0.92%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses Before Fee Waivers and/ or Expense Reimbursements	0.97%	1.12%	1.22%
Fee Waivers and/or Expense Reimbursements[1]	0.07%	0.07%	0.07%
	Class 1	Class 2	Class 3
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.90%	1.05%	1.15%
1
Pursuant to an Advisory Fee Waiver Agreement, effective through April 30, 2026, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its advisory fee on an annual basis with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica is equal to 0.88% of the Portfolio’s average daily net assets on the first $250 million and 0.83% of the Portfolio’s average daily net assets over $250 million. SunAmerica may not recoup any advisory fees waived with respect to the Portfolio pursuant to the Advisory Fee Waiver Agreement. This agreement may be modified or discontinued prior to April 30, 2026 only with the approval of the Board of Trustees of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were
SunAmerica Series Trust

SA AB Small & Mid Cap Value Portfolio
reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$92	$302	$529	$1,183
Class 2	107	349	610	1,357
Class 3	117	380	664	1,471
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with small and medium market capitalizations that the subadviser determines to be undervalued.
The subadviser uses proprietary quantitative research tools that balance valuation against quality factors and fundamental research insights to identify the most attractive stocks in the small- and mid-capitalization universe. It then performs rigorous fundamental company and industry research to determine the long term earnings power of those companies. Once a stock’s expected return has been established from these quantitative and fundamental perspectives, its risk penalty or benefit is assessed and the portfolio is constructed with those companies with the most attractive risk adjusted returns.
The Portfolio may invest in convertible securities (up to 20% of net assets), rights and warrants (up to 10% of net assets) and foreign securities (up to 15% of net assets).
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance
Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Value Investing Risk. The subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back or “call” certain of the convertible securities at a time unfavorable to the Portfolio.
Foreign Investment Risk. The Portfolio’s investments in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolio invests may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and
SunAmerica Series Trust

SA AB Small & Mid Cap Value Portfolio
epidemics). Lack of relevant data and reliable public information may also affect the value of these securities.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Management Risk. The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or the individual securities selected by the portfolio managers will produce the desired results.
Market Risk. The Portfolio’s share price or the market as a whole can decline for many reasons or be adversely affected by a number of factors, including, without limitation: weakness in the broad market, a particular industry, or specific holdings; adverse political, regulatory or economic developments in the United States or abroad; changes in investor psychology; heavy institutional selling; military confrontations, war, terrorism and other armed conflicts, disease/virus outbreaks and epidemics; recessions; taxation and international tax treaties; currency, interest rate and price fluctuations; and other conditions or events. In addition, the subadviser’s assessment of securities held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. Warrants and rights may lack a liquid secondary market for resale.
Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SunAmerica serves as investment adviser that are managed as “funds of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the Russell 3000® Index (a broad-based securities market index) and the Russell 2500® Value Index, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 2 Shares)

SunAmerica Series Trust

SA AB Small & Mid Cap Value Portfolio
During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2020	28.97%
Lowest Quarterly Return:	March 31, 2020	-36.36%
Year to Date Most Recent Quarter:	March 31, 2025	-5.87%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Class 1 Shares	9.82%	9.00%	7.62%
Class 2 Shares	9.66%	8.84%	7.46%
Class 3 Shares	9.49%	8.71%	7.35%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	10.98%	8.44%	7.81%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica.
The Portfolio is subadvised by AllianceBernstein L.P.
Portfolio Managers
Name and Title	Portfolio Manager of the Portfolio Since
James MacGregor Chief Investment Officer – Small- and Mid-Cap Value Equities	2005
Erik Turenchalk Co-Portfolio Manager – Small- and Mid-Cap Value Equities	2020
Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies and by other portfolios of the Trust and
Seasons Series Trust. Shares of a Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.
Tax Information

The Portfolios will not be subject to U.S. federal income tax so long as they qualify as regulated investment companies and distribute their income and gains each year to their shareholders. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and
Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts and to other portfolios of the Trust and Seasons Series Trust. A Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including a Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.
CSP-8670_671_642_295.4 (4/25)
SunAmerica Series Trust